Carillon Chartwell Short Duration High Yield Fund

SUMMARY PROSPECTUS | 5.1.2026

Class A CWFAX	Class C CWFCX	Class I CWFIX	Class R-6 CWFRX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), shareholder reports and other information about the fund online at https://www.carillontower.com/our-funds/fund-literature. You can also get this information at no cost by calling 800.421.4184 or by sending an email to CarillonFundServices@carillontower.com. The fund’s Prospectus and SAI, both dated May 1, 2026 as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment objective | The Carillon Chartwell Short Duration High Yield Fund (“Short Duration High Yield Fund” or the “fund”) seeks income and long-term capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Short Duration High Yield Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 149 of the fund’s Prospectus and on page 79 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R-6

Management Fees	0.30%	0.30%	0.30%	0.30%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.15%	0.22%	0.25%	0.18%

Total Annual Fund Operating Expenses	0.70%	1.52%	0.55%	0.48%

Fee Waiver and/or Expense Reimbursement (b)	0.00%	0.00%	(0.06%)	(0.09%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	1.52%	0.49%	0.39%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2027 as follows: Class I – 0.49% and Class R-6 – 0.39%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for Class I and Class R-6 through April 30, 2027. Your costs would be the same whether you

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Carillon Chartwell Short Duration High Yield Fund

SUMMARY PROSPECTUS | 5.1.2026

sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$444	$590	$750	$1,213
Class C	$255	$480	$829	$1,813
Class I	$50	$170	$301	$684
Class R-6	$40	$145	$260	$595

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal investment strategies | Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities. High yield debt securities, also referred to as “junk” bonds, are securities rated below the Baa3 category by Moody’s Investors Service, Inc. (“Moody’s), or below BBB- by Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings Ltd. (“Fitch”), at the time of purchase or, if unrated, are determined to be of comparable credit quality by the fund’s subadviser. Under normal market conditions, the fund’s subadviser expects to primarily invest in debt securities rated BB, the higher quality tier of the overall high yield market, which the fund’s subadviser believes may offer an opportunity for more attractive yield premiums, with a lower probability of credit erosion relative to the high yield bond market as a whole. The subadviser considers a security to be rated BB if, at the time of purchase, it was assigned a rating of Ba1, Ba2, or Ba3 by Moody’s, or BB+, BB, or BB- by S&P or Fitch, or, if unrated, it was determined to be of comparable credit quality by the fund’s subadviser. The fund’s subadviser seeks to identify securities of companies with stable cash flows and proven and established business models in an effort to manage the amount of credit, interest rate, liquidity and other risks, presented by the fund’s investments in high yield securities.

The types of debt securities in which the fund primarily invests include, but will not be limited to, U.S. dollar denominated high yield corporate bonds and notes. The fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. While the fund may invest in securities of any maturity, the fund will normally target an average portfolio effective duration, as estimated by the fund’s subadviser, of less than three years. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates.

The subadviser also may purchase exchange-traded funds (“ETFs”) designed to track fixed income securities indices to manage the fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange. The ETFs in which the fund invests may invest substantially all of their assets in high yield debt securities. Such ETFs are taken into account when determining how much of the fund’s net assets have been invested in high yield securities.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and

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Carillon Chartwell Short Duration High Yield Fund

SUMMARY PROSPECTUS | 5.1.2026

instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.

National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with trade and security agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may change foreign demand for U.S. assets in ways that cannot be foreseen, which could have a negative impact on certain issuers and/or industries.

The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.

Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

Tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and any sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of such regulations is not currently known and certain changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.

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Carillon Chartwell Short Duration High Yield Fund

SUMMARY PROSPECTUS | 5.1.2026

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;

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Interest rate risk is the risk that the value of investments, such as fixed-income securities, will move in the opposite direction to movements in interest rates. Generally the value of investments with interest rate risk will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. It is difficult to predict the pace at which interest rates might increase or decrease, or the timing, frequency or magnitude of such changes. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond. Interest rates may rise, perhaps significantly and/ or rapidly, potentially resulting in substantial losses to the fund due to, among other factors, a decline in the value of the fund’s fixed income securities, heightened volatility in the fixed income markets and the reduced liquidity of certain fixed income investments. Conversely, during periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders;

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Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;

•	Credit risk arises if an issuer is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;
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Cybersecurity and technology risk. The fund, its service providers, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, including artificial intelligence, which are subject to a number of different threats and risks that could adversely affect the fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the fund and its shareholders;

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Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

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High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market volatility. High yield securities carry greater levels of call risk, credit risk and liquidity risk;

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Income risk is the risk that the fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

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Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets and distributions may decline;

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Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

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Large shareholder risk is the risk that certain large shareholders, including the investment adviser, a subadviser or an affiliate of either, other funds or accounts advised by the investment adviser or a subadviser or an affiliate of either, may from time to time own a substantial amount of the fund’s shares. In addition, a third party investor, the investment adviser or a subadviser, or another entity may invest in the fund and hold its investment for a limited time solely to facilitate the fund’s achieving a specified size or scale. There is no requirement that these shareholders maintain their investment in the fund, and there can be no assurance that any large shareholder would not redeem its investment, that the size of the fund would be maintained at such levels or that the fund would continue to meet applicable listing requirements. There is a risk that such large shareholders or that the fund’s shareholders generally may redeem all or a substantial portion of their investments in the fund in a short period of time, which could have a significant negative impact on the fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact the fund’s ability to implement its investment strategy, and there is no guarantee that the fund could maintain sufficient assets to continue operations, in which case the fund may be liquidated.

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Carillon Chartwell Short Duration High Yield Fund

SUMMARY PROSPECTUS | 5.1.2026

In addition, the fund may be a constituent of one or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of the fund, the size of the fund, and the volatility of the fund’s shares. Inclusion in a model could increase demand for the fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, the fund’s NAV could be negatively impacted. In addition, model rebalances may potentially result in increased trading activity;

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Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile. The fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars;

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Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

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Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. Generally, the longer a fixed income security’s maturity, the greater the interest rate risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk;

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Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

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Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers, and the fund can lose money if investments made with cash collateral decline in value. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially; and

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Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Performance | The fund is the successor to the Chartwell Short Duration High Yield Fund (“Predecessor Fund”) pursuant to a reorganization involving the fund and the Predecessor Fund that occurred on July 1, 2022. The Class I shares of the fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to April 26, 2024, the Class I shares of the fund were designated as Class Chartwell shares. Prior to the date of the reorganization, the fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this Prospectus for periods prior to the reorganization (the fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the fund should be read to include the Predecessor Fund, as well as the other predecessor funds described below.

Prior to this reorganization, the Predecessor Fund acquired the assets and liabilities of the Chartwell Short Duration High Yield Fund (the “IMST Predecessor Fund,” and together with the Predecessor Fund, the “Predecessor Funds”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period prior to July 17, 2017.

The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index, as well as additional market indices with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before

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Carillon Chartwell Short Duration High Yield Fund

SUMMARY PROSPECTUS | 5.1.2026

and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

During period (Class I shares):

	Return	Quarter Ended

Best Quarter	6.05%	June 30, 2020

Worst Quarter	(6.43)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2025):

Fund return (after deduction of sales charges and expenses)

For the periods prior to the reorganization (the fund’s commencement of operations), the performance is the historical performance of the Predecessor Funds.

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	7/15/14	6.99%	3.88%	4.23%

After Taxes on Distributions		4.75%	2.14%	2.68%

After Taxes on Distributions and Sale of Fund Shares		4.10%	2.21%	2.60%

Class A – Before Taxes	4/26/24	2.73%			4.33%

Class C – Before Taxes	4/26/24	5.94%			5.96%

Class R-6 – Before Taxes	4/26/24	7.10%			7.12%

Index (reflects no deduction for fees, expenses or taxes)

		1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class A, Class C and Class R-6 Shares)

Bloomberg U.S. Aggregate Bond Index		7.30%	(0.36)%	2.01%	7.09%

ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index		7.22%	4.50%	4.99%	7.54%

Bloomberg Intermediate U.S. Government/Credit Index		6.97%	0.96%	2.29%	6.87%

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Carillon Chartwell Short Duration High Yield Fund

SUMMARY PROSPECTUS | 5.1.2026

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Subadviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the subadviser to the fund.

Portfolio Managers | Andrew S. Toburen, CFA®, John M. Hopkins, CFA®, and Christine F. Williams have served as Portfolio Managers of the fund since its inception on July 1, 2022, and are jointly and primarily responsible for the day-to- day management of the fund. Mr. Toburen, Mr. Hopkins and Ms. Williams served as the portfolio managers for the Predecessor Funds from their inception on July 15, 2014 through June 2022.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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